(logo) Norwest                                                         FORM 3000
                                                       Annual Certifications For
                                                  Mortgages Serviced For Norwest


    I HEREBY CERTIFY THAT THIS COMPANY'S MORTGAGE OPERATIONS HAVE BEEN EXAMINED BY AN INDEPENDENT ACCOUNTANT AND AM PROVIDING A COPY OF THE REPORT;

    I HEREBY CERTIFY THAT THIS COMPANY HAS THE REQUIRED FIDELITY AND ERRORS AND OMISSIONS COVERAGE AND THAT NONE OF OUR PRINCIPAL OFFICERS HAVE BEEN REMOVED FROM THE COVERAGE - OR, IF SO, THAT A DIRECT SURETY BOND HAS BEEN OBTAINED;

    I HEREBY CERTIFY THAT THIS COMPANY HAS REPORTED INFORMATION PERTAINING TO CERTAIN REAL ESTATE TRANSACTIONS IN COMPLIANCE WITH IRS REQUIREMENTS;

    I HEREBY CERTIFY THAT THIS COMPANY HAS PAID ALL HAZARD, FLOOD, OR OTHER CASUALTY INSURANCE OR MORTGAGE INSURANCE PREMIUMS, TAXES, GROUND RENTS, ASSESSMENTS AND OTHER CHARGES;

    I  HEREBY  CERTIFY  THAT  THIS  COMPANY  IS IN  COMPLIANCE  WITH  ANY  LAWS,
    REGULATIONS,   OR  CONTRACTS  THAT  REQUIRE   PAYMENT  OF  INTEREST  ON  THE
    MORTGAGORS' ESCROW DEPOSIT ACCOUNTS;

    I HEREBY CERTIFY THAT THIS COMPANY HAS REPORTED CERTAIN INFORMATION THAT PERTAINS TO DELINQUENT AND FORECLOSED MORTGAGES TO THE APPROPRIATE CREDIT BUREAUS AS REQUIRED;

    I HEREBY CERTIFY THAT THIS COMPANY IS COMPLYING WITH THE REQUIREMENTS OF EXECUTIVE ORDER 11246 AS IT RELATES TO EQUAL EMPLOYMENT OPPORTUNITY AND NONDISCRIMINATION AGAINST DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND HANDICAPPED INDIVIDUALS;

    I HEREBY CERTIFY THAT THIS COMPANY IS COMPLYING WITH 12 U.S.C. SECTION 1701X WHICH REQUIRES SERVICERS TO NOTIFY ELIGIBLE DELINQUENT BORROWERS WHOSE MORTGAGES ARE SECURED BY SINGLE-FAMILY PROPERTIES OF THE AVAILABILITY OF HOMEOWNERSHIP COUNSELLING SERVICES THAT CAN ASSIST THEM IN BECOMING CURRENT IN THEIR MONTHLY PAYMENTS AND IN OBTAINING INFORMATION ABOUT OTHER ASPECTS OF FINANCIAL MANAGEMENT;

    I HEREBY CERTIFY THAT THIS COMPANY IS PROPERLY LICENSED (OR OTHERWISE AUTHORIZED) TO ORIGINATE, SELL, OR SERVICE RESIDENTIAL MORTGAGES IN EACH OF THE JURISDICTIONS IN WHICH IT DOES BUSINESS;

    I HEREBY CERTIFY THAT THE CUSTODIAL DEPOSITORIES THAT THIS COMPANY USES MEET NORWEST ELIGIBILITY CRITERIA.

    * USE ADDITIONAL SHEET TO EXPLAIN EXCEPTION(S) TO ANY CERTIFICATION MADE ABOVE.




                                        SERVICER SEATTLE MORTGAGE COMPANY
                                        BY /s/ Don Delzell
                                        TITLE Vice President
                                              Loan Servicing Department
                                        DATE  10-2-96


        NORWEST FORM #3000 6/94